UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):     June 15, 2004
                                                             -------------

                                 ENDOVASC, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

              000-28371                                76-0512500
       (Commission File Number)             (IRS Employer Identification No.)

      550 CLUB DRIVE, SUITE 440
          MONTGOMERY, TEXAS                              77316
 (Address of Principal Executive Offices)              (Zip Code)

                                 (936) 582-5920
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.    OTHER EVENTS.


Endovasc Incorporated announced that they have entered into a Material Transfer Agreement (MTA) with a major medical device company for the purpose of determining whether their prostaglandin E1 (PGE1) technology is suitable for use on stent coating. This MTA covers the first phase of a project in which a coating formulation will be developed and evaluated. Endovasc will be responsible for supplying the drug for testing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 ENDOVASC, INC.


Date:     June 15, 2004                      By: /s/ Diane Dottavio
          -------------                          -------------------------------
                                                 Diane Dottavio,
                                                 Chief Executive Officer


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